(logo)
The Argentina Fund, Inc.
Semiannual Report

April 30, 1998


A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

The Argentina Fund, Inc.
================================================================================
--------------------------------------------------------------------------------
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o    investments in a broad spectrum of Argentine industries

o    non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy


General Information
================================================================================
--------------------------------------------------------------------------------
Executive Offices

         The Argentina Fund, Inc.
         345 Park Avenue
         New York, NY 10154

         For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

         For account information: 1-800-426-5523

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, MA 02266-8200

Legal Counsel

         Willkie Farr & Gallagher

Custodian

         Brown Brothers Harriman & Co.

Independent Accountants

         Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- AF



Contents
================================================================================
--------------------------------------------------------------------------------
In Brief                                                3
Letter to Shareholders                                  3
Investment Summary                                      6
Portfolio Summary                                       7
Investment Portfolio                                    8
Financial Statements                                   11
Financial Highlights                                   14
Notes to Financial Statements                          15
Report of Independent Accountants                      19
Dividend Reinvestment and
    Cash Purchase Plan                                 20
Investment Manager                                     22
Directors and Officers                                 23



Net Asset Value

The Fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times (daily)




--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

(logo) The Argentina Fund, Inc.
In Brief
================================================================================
--------------------------------------------------------------------------------

o Significant stock market volatility during the first half of the six-month period ended April 30, 1998 was followed by a general strengthening of the Argentine equity markets, as the impact of the Asian crisis abated.

o  The Fund  continued to  emphasize  well managed  companies  with  significant
   comparative   advantages  due  to  franchise   value,   pricing  power,   and
   dollar-linked revenues.


(logo) Letter to Shareholders
================================================================================
--------------------------------------------------------------------------------
Dear Shareholders:

For the six-month period ended April 30, 1998, the Argentina Fund's shares quoted on the New York Stock Exchange returned 9.41%, and the Fund's net asset value (NAV) return was 13.21%. This performance compares to the 12.18% return of the unmanaged IFC Argentina Global Total Return Index for the same period. The Fund's market price reflected an 18.5% discount to NAV at the end of the period.

The Fund's net asset value return for the six-month period was in line with the performance of major Latin American markets. The Fund's closed-end structure aided in its ability to weather the volatility of the markets by allowing management to focus on investment opportunities without concern for unexpected cash flows.

Market Environment

The first half of the six-month period was characterized by significant stock market volatility, followed by a general strengthening of the equity markets, as the impact of the Asian crisis abated. Argentina's economic growth remained vibrant, as gross fixed investment rose a strong 27% in 1997 with expectations for continued increases in 1998. In addition, industrial production grew 10.4% in 1997 and we project it to grow 6% in 1998. Consensus forecasts now point to 5.8% growth in gross domestic product (GDP) for 1998 and 4.5% growth in 1999. While below 1997's torrid pace of 8.4%, this growth rate still makes Argentina one of the fastest growing economies in the world. As we have emphasized in the past, the implementation of the Convertibility Plan, and Argentina's steadfast refusal to delink the Argentine peso from the dollar, have created the framework for continuing price stability and minimal inflation, now projected at slightly above 1% for 1998 and 1999.

However, Argentina still has some significant risks, despite renewed business confidence, strong economic growth, and a steadfast exchange rate policy. Principal among them is the increasing current account deficit, now projected at $14.2 billion in 1998 and $15 billion in 1999 in U.S. dollars (4.2% and 5.0% of GDP, respectively). Much of the weakness is due to the widening trade imbalance which has grown from negative $2.9 billion in 1997 to a projected negative $5.3 billion in 1998. While a large part of this deficit can be explained by declining prices for Argentina's principal exports -- agricultural products and oil -- the continued reliance on imported capital goods and equipment, and increasing domestic consumption of imported products have also contributed.

Argentina's government should be applauded for its foresight in refinancing much of its foreign currency requirements at the beginning of 1998, as well as establishing a standby agreement with the International Monetary Fund (IMF), and a $7 billion line of credit with international banks for emergency purposes. It is somewhat worrisome, however, that despite the strong economic growth and rising tax collections, foreign debt continues to grow and is now projected to total over $113 billion in 1998, amounting to 32% of GDP and 312% of exports.

(logo) The Argentina Fund, Inc.
Letter to Shareholders
================================================================================
--------------------------------------------------------------------------------

While the steps the government has taken to strengthen domestic savings are beginning to pay returns, Argentina will have to work harder to sustain a growth rate in the 4-5% range.

The privatized Argentine pension funds are the principal vehicles for improving the savings rate, which continues to provide strong underlying support to the equity markets. Funds under management now total over $10 billion, of which 23% is invested in equities. Likewise, bank mutual funds are becoming increasingly important, totaling some $6 billion and growing quite rapidly. We believe that continuing investment by pension and mutual funds is providing a steadily rising tide to the Argentine equity market, as was particularly apparent over the final three months of the Fund's 1997 fiscal year.

Politics continue to distract the markets. The difficulties of managing the Partido Alianza coalition party in Congress, especially in light of the fact that the principal members of the Coalition are jockeying for position leading up to the presidential elections in 1999, has meant that little progress has been made on the necessary reforms facing the government. President Menem, eager to seek a third term, despite requiring a constitutional amendment to do so and with very limited popular support, continues to look for ways to remain in the forefront of the country's political and economic program. From an investor's standpoint, however, there is no doubt that all of the political parties are firmly committed to the existing economic program of the government, as represented by the Convertibility Plan, with differences more focused around addressing social concerns.

Portfolio Strategy

The Argentina Fund continues to focus on well-managed companies with significant comparative advantages due to franchise value, pricing power, dollar-linked revenues, and emphasis on the natural resource base of the country. We pay particular attention to companies that are strong cash flow generators with conservative levels of financial leverage. We believe this approach minimizes the risks inherent to investing in the region. Our principal sector weights are in the telecommunications and oil and gas sectors where we expect to benefit from the strong consumer economy, the pent-up demand for communication services, and the development of the electric utility sector throughout the Mercosur region.

During the first half of the six-month period, the Fund increased its stake in both YPF and Telefonica Argentina, and participated in the rights offering of IRSA, the Argentine real estate management company. We also added to Dalmine Siderca, the oil industry tubular goods manufacturer, at attractive prices due to concerns over future oil field drilling in an environment of declining world prices for petroleum. We also initiated investments in Chile, establishing positions in LanChile, the regional airline, and Enersis, the energy conglomerate active throughout the Mercosur region. Finally, we added Banco Itau (which recently acquired a significant number of branches in Buenes Aires) to our Brazilian holdings and increased our weightings in Petrobras, while keeping our overall stake in Brazil below 5% as of the end of the period.

Year 2000 Issue

Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue.
Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these

(logo) The Argentina Fund, Inc.
Letter to Shareholders
================================================================================
--------------------------------------------------------------------------------

steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Outlook

We have a cautious outlook for the Argentine equity market over the short term, given the continuing economic repercussions from Asia, weak world commodity prices, and concerns over the potential for rising interest rates in the United States. (The dollar peg and Argentine borrowing requirements have a direct impact on Argentine markets.) However, we believe that the positioning of the Fund in strong, well-managed companies will provide attractive returns for shareholders over the long term.

Sincerely,


/s/Nicholas Bratt


Nicholas Bratt
Chairman of the Board
and President

(logo) The Argentina Fund, Inc.
Investment Summary as of April 30, 1998
================================================================================
-------------------------------------------------------------------------------
HISTORICAL
INFORMATION                             TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    8.76         --      10.97          --      10.15         --
ONE YEAR           2.64       2.64      10.33       10.33       7.86       7.86
THREE YEAR        20.66       6.46      64.09       17.95      77.79      21.12
FIVE YEAR         50.46       8.51      93.88       14.16     121.31      17.21
LIFE OF FUND*     29.23       4.01      73.28        8.79      71.06       8.61

-------------------------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED APRIL 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                      1992*    1993    1994    1995    1996    1997    1998
                     ----------------------------------------------------------
NET ASSET VALUE...   $12.68   $ 9.64  $13.98  $10.60  $13.12  $14.98  $16.18
INCOME DIVIDENDS..   $  .06   $  .05  $  .14  $  .27  $  .33  $  .33  $  .25
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $  .09  $  .02  $  .46  $   --  $   --  $   --
TOTAL RETURN (%)..    13.81   -23.01   46.38  -19.48   26.97   17.13   10.33

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) IFC Argentina Global Total Return Index U.S.$.

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

(logo) The Argentina Fund, Inc.
Portfolio Summary as of April 30, 1998
================================================================================
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities  97%
Cash Equivalents    3%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Energy             24%
Communications     21%
Financial          15%
Consumer Staples   13%
Utilities          12%
Metals & Minerals   8%
Construction        3%
Durables            1%
Other               3%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. YPF S.A.

 2. TELECOM ARGENTINA S.A.

 3. TELEFONICA DE ARGENTINA S.A.

 4. INVERSIONES Y REPRESENTACIONES S.A.

 5. SIDERAR SAIC

 6. PEREZ COMPANC S.A.

 7. METROGAS S.A.

 8. DALMINE SIDERCA

 9. TRANSPORTADORA DE GAS DEL SUR

10. BANCO DE GALICIA Y BUENOS AIRES

[LOGO] The Argentina Fund, Inc.
Investment Portfolio as of April 30, 1998
================================================================================

                                                                                            Principal       Market
                                                                                           Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------------------
SHORT TERM NOTES 3.4%

Federal Home Loan Mortgage Corp., 5.45%, 5/1/98** (Cost $5,088,000) ........................ 5,088,000     5,088,000
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 2.2%

                                                                                               Shares
                                                                                             ----------
COMMUNICATIONS
Telephone/Communications
Nortel Inversora "A" (ADR) (b) .............................................................    52,691       645,465
Nortel Inversora "B" (ADR) .................................................................    88,685     2,638,379
                                                                                                          ----------
TOTAL PREFERRED STOCKS (Cost $1,673,504)                                                                   3,283,844
                                                                                                          ----------
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.4%

CONSUMER DISCRETIONARY 0.2%
Specialty Retail
Grimoldi S.A. "B"*  (b) ....................................................................   103,822       264,784
                                                                                                          ----------
CONSUMER STAPLES 12.2%
Alcohol & Tobacco 6.0%
Companhia Cervejaria Brahma (ADR) (c) ......................................................   137,500     1,813,281
Massalin Particulares S.A ..................................................................   574,972     2,990,288
Nobleza Piccardo S.A. (b) ..................................................................   838,919     4,237,155
                                                                                                          ----------
                                                                                                           9,040,724
                                                                                                          ----------

Food & Beverage 6.2%
Bagley y Cia Ltd. S.A. "B" ................................................................. 1,418,627     2,837,665
CINBA S.A ..................................................................................   254,323       325,580
Cresud S.A. Comercial* .....................................................................   562,120     1,124,403
Quilmes Industrial S.A .....................................................................   549,250     4,778,475
Quimica Estrella "B"* ......................................................................   201,100       263,479
                                                                                                          ----------
                                                                                                           9,329,602
                                                                                                          ----------
COMMUNICATIONS 18.5%
Telephone/Communications
Telecom Argentina S.A. "B" (ADR) ...........................................................   461,232    16,604,352
Telefonica de Argentina S.A. "B" ........................................................... 2,498,000     9,618,695
Telefonica de Argentina S.A. "B" (ADR) .....................................................    40,000     1,542,500
                                                                                                          ----------
                                                                                                          27,765,547
                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

[logo] The Argentina Fund, Inc.
Investemnt Portfolio

=====================================================================================

                                                                             Market
                                                         Shares             Value ($)
-------------------------------------------------------------------------------------
FINANCIAL 14.4%
Banks 8.8%
Banco Frances del Rio de la Plata ..........             382,266            3,708,518
Banco Itau S.A. (pfd.) (c) .................           2,660,000            1,790,933
Banco Rio de la Plata S.A. (ADR)* ..........             204,000            2,805,000
Banco de Galicia y Buenos Aires "B" ........             812,594            4,916,907
                                                                           ----------
                                                                           13,221,358
                                                                           ----------

Other Financial Companies 0.7%
BI S.A. "A" (b) ............................           1,000,000            1,080,000
Real Estate 4.9%                                                           ----------
Inversiones y Representaciones S.A. (GDR)...             189,886            7,381,818
                                                                           ----------
DURABLES 1.4%
Automobiles
Mirgor Sacifia "C"* (b) ....................              41,000            1,148,166
Mirgor Sacifia "C" (ADR)* ..................             350,000              980,000
                                                                           ----------
                                                                            2,128,166
                                                                           ----------
MANUFACTURING 1.0%
Chemicals
Atanor S.A. "D"* ...........................           1,272,444            1,488,975
                                                                           ----------
ENERGY 23.0%
Oil & Gas Production 6.1%
Perez Companc S.A. "B" .....................             987,872            5,937,972
Petroleo Brasileiro S.A. (ADR) (c) .........             130,000            3,261,050
                                                                           ----------
                                                                            9,199,022
                                                                           ----------
Oil Companies 16.9%
Astra CAPSA ................................           1,290,630            2,297,655
YPF S.A. "D" (ADR) .........................             660,000           23,017,500
                                                                           ----------
                                                                           25,315,155
                                                                           ----------
METALS & MINERALS 7.8%
Steel & Metals
Dalmine Siderca ............................           2,320,505            5,593,228
Siderar SAIC "A" ...........................           1,263,541            6,129,063
                                                                           ----------
                                                                           11,722,291
                                                                           ----------
CONSTRUCTION 3.1%
Building Materials 3.0%
Loma Negra Cia. S.A.* (b) ..................             150,624            4,518,720
                                                                           ----------


    The accompanying notes are an integral part of the financial statements.

(logo) The Argentina Fund, Inc.
Investment Portfolio

===========================================================================================

                                                                                   Market
                                                                Shares            Value ($)
-------------------------------------------------------------------------------------------

Miscellaneous 0.1%
Guillermo Decker S.A. "B"* (b) ............................    262,240              157,367
                                                                                -----------

TRANSPORTATION 0.9%
Airlines
Linea Aerea Nacional de Chile (ADR)* (d) ..................     95,000            1,294,375
                                                                                -----------

UTILITIES 11.9%
Electric Utilities 4.6%
Capex S.A. "A" ............................................    635,700            3,477,783
Central Costanera "B" .....................................    145,824              488,581
Central Puerto S.A. "B" ...................................    124,696              387,861
Electricidad Argentina S.A. "A" (ADR)* (b) ................     77,143            1,350,003
Enersis S.A. (ADR)* (d) ...................................     40,000            1,177,500
                                                                                -----------
                                                                                  6,881,728
                                                                                -----------

Natural Gas Distribution 7.3%
MetroGas S.A. "B" (ADR) ...................................    572,675            5,690,958
Transportadora de Gas del Sur "B" .........................  2,256,215            5,302,874
                                                                                -----------
                                                                                 10,993,832
                                                                                -----------
TOTAL COMMON STOCKS (Cost $108,517,463) ...................                     141,783,464
                                                                                -----------

-------------------------------------------------------------------------------------------

TOTAL INVESTMENT PORTFOLIO-- 100.0% (Cost $115,278,967) (a)                     150,155,308
                                                                                ===========

-------------------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost for federal income tax purposes was $115,410,721. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $34,744,587. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $40,375,997, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,631,410.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $13,401,660 (8.93% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $13,683,050. These securities may also have certain restrictions as to resale.
(c) Investments in Brazilian companies aggregating $6,865,264 (4.57% of net assets).
(d) Investments in Chilean companies aggregating $2,471,875 (1.65% of net assets).


    The accompanying notes are an integral part of the financial statements.

(logo) The Argentina Fund, Inc.
Financial Statements

================================================================================
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS

Investments, at market (identified cost $115,278,967) ...................          $ 150,155,308
Cash ....................................................................                  1,560
Receivable for investments sold .........................................                220,139
Dividends and interest receivable .......................................                 91,479
Other assets ............................................................                  1,341
                                                                                   -------------
Total assets ............................................................            150,469,827

LIABILITIES

Payable for investments purchased .......................................                175,000
Accrued management fee ..................................................                135,378
Other payables and accrued expenses .....................................                108,642
                                                                                   -------------
Total liabilities .......................................................                419,020
                                                                                   -------------
Net assets, at market value .............................................          $ 150,050,807
                                                                                   =============
NET ASSETS

Net assets consist of:
Undistributed net investment income .....................................              1,241,635
Net unrealized appreciation (depreciation) from:
   Investments ..........................................................             34,876,341
   Foreign currency related transactions ................................                    (62)
Accumulated net realized gain (loss) ....................................               (126,481)
Paid-in capital .........................................................            114,059,374
                                                                                   -------------
Net assets, at market value .............................................          $ 150,050,807
                                                                                   =============
NET ASSET VALUE per share ($150,050,807 / 9,273,029 shares of common stock
   issued and outstanding, $.01 par value, 100,000,000 shares authorized)                 $16.18
                                                                                          ======

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

(logo) The Argentina Fund, Inc.
Financial Statements

================================================================================
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:

Dividends (net of foreign taxes withheld of $17,296) ....................     $  3,437,800
Interest ................................................................          106,443
                                                                              ------------
                                                                                 3,544,243
                                                                              ------------
Expenses:

Management fee ..........................................................          774,285
Custodian and accounting fees ...........................................          152,900
Directors' fees and expenses ............................................           17,244
Reports to shareholders .................................................            7,170
Auditing ................................................................           33,181
Services to shareholders ................................................           16,164
Legal ...................................................................            6,348
Other ...................................................................           13,527
                                                                              ------------
                                                                                 1,020,819
                                                                              ------------
Net investment income ...................................................        2,523,424
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS

Net realized gain (loss) from:
Investments .............................................................          (70,510)
Foreign currency related transactions ...................................           (7,866)
                                                                              ------------
                                                                                   (78,376)
                                                                              ------------

Net unrealized appreciation (depreciation) during the period on:
Investments .............................................................       14,521,539
Foreign currency related transactions ...................................              204
                                                                              ------------
                                                                                14,521,743
                                                                              ------------
Net gain (loss) on investment transactions ..............................       14,443,367
                                                                              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........     $ 16,966,791
                                                                              ============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

(logo) The Argentina Fund, Inc.
Financial Statements

================================================================================
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------

                                                                            SIX MONTHS
                                                                               ENDED            YEAR ENDED
                                                                             APRIL 30,          OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                                              1998                1997
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...............................................     $   2,523,424      $   2,773,344
Net realized gain (loss) from investment transactions ...............           (78,376)         4,588,584
Net unrealized appreciation (depreciation) on investment transactions
   during the period ................................................        14,521,743         13,315,259
                                                                          -------------      -------------
Net increase (decrease) in net assets resulting from operations .....        16,966,791         20,677,187
                                                                          -------------      -------------
Distributions to shareholders from net investment income ............        (2,316,679)        (3,055,188)
                                                                          -------------      -------------
Net asset value of shares issued to shareholders in reinvestment
   of distributions .................................................            73,375            109,275
                                                                          -------------      -------------
INCREASE (DECREASE) IN NET ASSETS ...................................        14,723,487         17,731,274

Net assets at beginning of period ...................................       135,327,320        117,596,046
                                                                          =============      =============

NET ASSETS AT END OF PERIOD (including undistributed net investment
  income of $1,241,635 and $1,034,890, respectively) ................     $ 150,050,807      $ 135,327,320
                                                                          =============      =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES

Shares outstanding at beginning of period ...........................         9,266,717          9,258,146
Shares issued to shareholders in reinvestment of distributions ......             6,312              8,571
                                                                          -------------      -------------
Shares outstanding at end of period .................................         9,273,029          9,266,717
                                                                          =============      =============



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

(logo) The Argentina Fund, Inc.
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED                           YEARS ENDED OCTOBER 31,
                                                   APRIL 30,       ------------------------------------------------------------
                                                     1998            1997           1996          1995       1994        1993
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........    $   14.60       $   12.70     $   10.27     $   14.53  $   12.69   $    9.35
                                                   ---------       ---------     ---------     ---------  ---------   ---------
Income (loss) from investment operations:
    Net investment income (a) .................          .27             .30           .26           .31        .21         .05
    Net realized and unrealized gain (loss)
      on investment transactions...............         1.56            1.93          2.50         (3.84)      1.83        3.43
                                                   ---------       ---------     ---------     ---------  ---------   ---------
Total from investment operations ..............         1.83            2.23          2.76         (3.53)      2.04        3.48
                                                   ---------       ---------     ---------     ---------  ---------   ---------
Less distributions from:
  Net investment income .......................         (.25)           (.33)         (.33)         (.27)      (.14)       (.05)
  Net realized gains on investment transactions           --              --            --          (.46)      (.02)       (.09)
                                                   ---------       ---------     ---------     ---------  ---------   ---------
Total distributions ...........................         (.25)           (.33)         (.33)         (.73)      (.16)       (.14)
                                                   ---------       ---------     ---------     ---------  ---------   ---------
Antidilution resulting from offering of .......
  second tranche...............................           --              --            --            --        .04          --
                                                   ---------       ---------     ---------     ---------  ---------   ---------
Second tranche offering costs .................           --              --            --            --       (.08)         --
                                                   ---------       ---------     ---------     ---------  ---------   ---------
Net asset value, end of period ................    $   16.18       $   14.60     $   12.70     $   10.27  $   14.53   $   12.69
                                                   =========       =========     =========     =========  =========   =========
Market value, end of period ...................    $   13.19       $   12.31     $   11.50     $   10.13  $   14.63   $   14.00
                                                   =========       =========     =========     =========  =========   =========
TOTAL RETURN
Per share market value (%) ....................         9.41**          9.84         16.52        (26.48)      5.45       47.41
Per share net asset value (%) (b) .............        13.21**         17.94         26.86        (24.94)     15.58       37.55
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ........          150             135           118            95        134          74
Ratio of operating expenses to average
  net assets (%)...............................         1.45*           1.71          1.90          1.98       1.87        2.37
Ratio of net investment income (loss) to
  average net assets (%).......................         3.59*           1.96          2.11          2.71       1.48         .48
Portfolio turnover rate (%) ...................         11.9*           32.0          19.0          25.0       16.7        32.5
Average commission rate paid (c) ..............    $   .0108       $   .0212     $   .0207            --         --          --

(a)  Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
 *   Annualized
 **  Not annualized

--------------------------------------------------------------------------------

(logo) The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

A.   SIGNIFICANT ACCOUNTING POLICIES

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

(logo) The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At April 30, 1998, the exchange rate for the Argentine peso was U.S. $1 to .99986 Argentine peso.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the six months ended April 30, 1998, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. The Fund paid no U.S. federal income taxes, and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends.


DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

(logo) The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B.   PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $11,984,230 and $8,277,005, respectively.

C.   RELATED PARTIES

Under the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc. ("Scudder" or the "Manager") which was in effect prior to November 1, 1997 (the "Agreement"), the Fund agreed to pay the Manager an annual rate of 1.20% of the Fund's average weekly net assets.

Effective November 1, 1997, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Advisory, Management and Administration Agreement (the "Investment Management Agreement") with Scudder. Under the Investment Management Agreement the Manager directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.10% of the Fund's average weekly assets.

Effective December 31, 1997, Scudder and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Advisory, Management and Administration Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund. For the six months ended April 30, 1998, the fees pursuant to these agreements aggregated $774,285.

The Manager has a Sub-Advisory Contract (the "Sub-Advisory Contract") with Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") whereby the Argentine Adviser provides such information, investment recommendations, advice and assistance as the Manager may from time to time reasonably request. Effective November 1, 1997, the Manager agreed to pay the Argentine Adviser a monthly fee, equal to an annualized rate of 0.16% of the Fund's average weekly net assets.

(logo) The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $50,906, of which $8,838 was unpaid at April 30, 1998.

The Fund pays each Director not affiliated with the Manager or the Argentine Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $17,244.

D.   FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN ARGENTINA

Investing in Argentina may involve considerations not typically associated with investing in securities issued by U.S. companies, such as more volatile prices and less liquid securities.

Foreign investment in Argentina is regulated by the Foreign Investment Law and the Economic Emergency Law. In general, there are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are few restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies. There can be no guarantee, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

(logo) The Argentina Fund, Inc.
Report of Independent Accpuntants
================================================================================

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE ARGENTINA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Argentina Fund, Inc. including the investment portfolio, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998 and for each of the five years in the period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Argentina Fund, Inc. as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998 and for each of the five years in the period ended October 31, 1997, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
June 5, 1998

(logo) The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
--------------------------------------------------------------------------------

The Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

     Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or

(logo) The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
--------------------------------------------------------------------------------

August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

(logo) The Argentina Fund, Inc.
Investment Manager
================================================================================
--------------------------------------------------------------------------------

   The investment manager of The Argentina Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include thirteen other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies that invest in foreign securities: The Brazil Fund, The Korea Fund, Scudder Global High Income Fund, Scudder New Asia Fund, Scudder New Europe Fund and Scudder Spain and Portugal Fund are traded on the New York Stock Exchange.

(logo) The Argentina Fund, Inc.
Directors and Officers
================================================================================
--------------------------------------------------------------------------------

NICHOLAS BRATT*
    Chairman of the Board, President, and Director
JAVIER A. GONZALEZ FRAGA
    Director
RONALDO A. DA FROTA NOGUEIRA
    Director
MR. WILSON NOLEN
    Director
DR. SUSAN KAUFMAN PURCELL
    Director
JOSE E. ROHM
    Honorary Director
JUDITH A. HANNAWAY*
    Vice President
JERARD K. HARTMAN*
    Vice President
LUIS R. LUIS*
    Vice President
BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary
PAUL J. ELMLINGER*
    Vice President and Assistant Secretary
THOMAS F. McDONOUGH*
    Vice President, Treasurer and Secretary
KATHRYN L. QUIRK*
    Vice President and Assistant Secretary
JOHN R. HEBBLE*
    Assistant Treasurer
CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.